Long-Term Loans, Net of Current Maturities (Details 1) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Debt Disclosure [Abstract]
2019	$ 467
2020	467
2021	467
2022	467
2023	466
Total	$ 2,334	$ 3,028